UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF
REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number:	811-08246

Exact name of registrant as specified in charter:	Delaware Investments® Global
Dividend and Income Fund, Inc.

Address of principal executive offices:	2005 Market Street
Philadelphia, PA 19103

Name and address of agent for service:	David F. Connor, Esq.
2005 Market Street
Philadelphia, PA 19103

Registrant’s telephone number, including area code:	(800) 523-1918

Date of fiscal year end:	November 30, 2011

Date of reporting period:	August 31, 2011

Item 1. Schedule of Investments.

Schedule of Investments (Unaudited)

Delaware Investments® Global Dividend and Income Fund, Inc.

August 31, 2011

	Number of	Value
	Shares	(U.S. $)
Common Stock – 70.74%
Consumer Discretionary – 6.42%
∏=†Avado Brands	272	$0
Bayerische Motoren Werke	2,054	166,294
Comcast Class A	13,200	283,932
†DIRECTV Class A	350	15,390
*Don Quijote	5,600	210,005
Lowe's	14,600	290,978
PPR	671	111,831
†Promotora de Informaciones ADR	11,900	78,540
Publicis Groupe	2,370	111,466
Sumitomo Rubber Industries	3,552	44,617
*Techtronic Industries	81,500	77,567
Toyota Motor	7,121	254,212
Vivendi	13,035	317,720
Yue Yuen Industrial Holdings	54,000	148,773
		2,111,325
Consumer Staples – 7.83%
Archer-Daniels-Midland	10,200	290,496
*Aryzta	6,093	288,504
Coca-Cola Amatil	18,997	239,327
CVS Caremark	8,600	308,827
Greggs	34,988	279,479
Kimberly-Clark	4,400	304,304
Kraft Foods Class A	8,300	290,666
Safeway	15,900	291,447
Tesco	45,614	280,378
		2,573,428
Diversified REITs – 0.48%
*Champion REIT	125,000	62,454
Lexington Reality Trust	4,100	30,258
Mapletree Logistics Trust	70,000	51,723
Vastned Offices	100	1,523
Vornado Realty Trust	128	10,996
		156,954
Energy – 5.80%
Banpu NVDR	5,317	112,180
Chevron	2,900	286,839
CNOOC	108,000	220,558
ConocoPhillips	4,100	279,087
Marathon Oil	10,000	269,200
Petroleo Brasileiro ADR	8,100	215,865
Total	4,974	242,942
Williams	10,400	280,696
		1,907,367
Financials – 7.05%
Allstate	11,100	291,264
AXA	7,010	112,601
Bank of New York Mellon	13,800	285,246
†Commerzbank	22,707	67,500
*Fifth Street Finance	2,700	26,757
Marsh & McLennan	10,800	320,975
Mitsubishi UFJ Financial Group	51,639	231,949
Nordea Bank FDR	23,854	220,542
Solar Capital	8,100	187,272
Standard Chartered	9,952	226,206
Travelers	5,600	282,576
UniCredit	47,526	64,357
		2,317,245
Healthcare – 8.97%
†Alliance HealthCare Services	1,923	3,058
Baxter International	5,300	296,694
Cardinal Health	6,900	293,250
Johnson & Johnson	4,500	296,100
Meda Class A	20,488	224,838
Merck	9,500	314,639
Novartis	4,818	280,995
Pfizer	15,916	302,086
Quest Diagnostics	5,600	280,392
Sanofi	4,213	306,646
Teva Pharmaceutical Industries ADR	8,500	351,559
		2,950,257
Healthcare REITs – 1.11%

Cogdell Spencer	3,100	13,237
*HCP	1,100	41,008
*Health Care REIT	1,875	95,550
LTC Properties	700	18,893
*Omega Healthcare Investors	1,600	29,040
Ventas	3,140	167,927
		365,655
Hotel REITs – 0.42%
Ashford Hospitality Trust	2,300	18,630
DiamondRock Hospitality	2,600	20,124
LaSalle Hotel Properties	1,200	22,560
Summit Hotel Properties	9,300	77,004
		138,318
Industrial REITs – 0.69%
BWP Trust	60,000	111,329
†First Industrial Realty Trust	6,800	64,192
ProLogis	385	10,484
STAG Industrial	3,800	40,888
		226,893
Industrials – 7.68%
*Alstom	2,340	108,676
Asahi Glass	18,000	175,805
Compaigne de Saint-Gobain	2,230	112,250
†Delta Air Lines	6	45
Deutsche Post	14,067	215,346
East Japan Railway	3,995	238,652
†Flextronics International	1,000	5,750
ITOCHU	28,804	308,405
*Koninklijke Philips Electronics	2,587	54,750
†Mobile Mini	363	6,915
Northrop Grumman	5,000	273,100
∏=†PT Holdings	100	1
Raytheon	6,900	298,287
Singapore Airlines	11,550	105,863
Teleperformance	7,437	196,927
Vallourec	1,756	158,062
*Waste Management	8,100	267,624
		2,526,458
Information Technology – 6.39%
†CGI Group Class A	25,266	512,004
Cisco Systems	21,500	337,120
HTC	11,185	291,431
Intel	13,800	277,794
Motorola Solutions	7,000	294,630
*†Sohu.com	1,500	122,625
Xerox	31,800	263,940
		2,099,544
Malls REITs – 1.05%
General Growth Properties	1,755	23,938
Macerich	389	19,077
Pennsylvania Real Estate Investment Trust	8,500	87,635
Simon Property Group	1,813	213,027
		343,677
Materials – 4.59%
ArcelorMittal	4,196	92,690
†AuRico Gold	18,007	211,512
*duPont (E.I.) deNemours	6,100	294,447
Lafarge	1,890	78,870
Rexam	50,014	287,368
Rio Tinto	3,706	228,762
Yamana Gold	19,963	316,047
		1,509,696
Mixed REITs – 0.65%
*Digital Realty Trust	1,900	113,525
*†Dupont Fabros Technology	2,500	57,875
Liberty Property Trust	600	20,364
PS Business Parks	400	21,868
		213,632
Mortgage REITs – 0.23%
*Chimera Investment	4,900	14,847
Starwood Property Trust	3,200	59,200
		74,047
Multifamily REITs – 0.72%
Apartment Investment & Management	1,732	46,019
Associated Estates Realty	1,300	23,010
BRE Properties	1,000	50,260
Camden Property Trust	640	42,765
Equity Residential	1,200	73,416
		235,470
Office REITs – 0.91%
@Alstria Office REIT	2,800	37,614
*Boston Properties	100	10,429
Brandywine Realty Trust	2,300	22,862

Commonwealth Property Office Fund		105,000	107,801
Government Properties Income Trust		900	21,078
Mack-Cali Realty		3,200	99,680
			299,464
Real Estate Management & Development – 0.05%
Mitsubishi Estate		1,000	16,374
			16,374
Self-Storage REITs – 0.51%
*Extra Space Storage		1,100	23,650
Public Storage		1,150	142,290
			165,940
Shopping Center REITs – 0.93%
CFS Retail Property Trust		55,000	105,581
*Equity One		1,500	27,015
Federal Realty Investment Trust		100	9,055
First Capital Realty		2,922	49,961
*Kimco Realty		4,700	83,190
Ramco-Gershenson Properties Trust		1,400	14,490
*Weingarten Realty Investors		700	17,059
			306,351
Single Tenant REIT – 0.10%
*National Retail Properties		1,200	32,712
			32,712
Specialty REIT – 0.47%
*Entertainment Properties Trust		500	21,065
*Plum Creek Timber		1,520	57,714
*Potlatch		1,730	58,059
Rayonier		450	18,873
			155,711
Telecommunications – 4.72%
AT&T		10,000	284,800
=†Century Communications		125,000	0
France Telecom ADR		900	16,461
*Frontier Communications		15,000	112,350
†GeoEye		100	3,617
Mobile TeleSystems ADR		10,100	170,993
†NII Holdings		7,700	296,681
Telefonica		5,565	116,015
Verizon Communications		8,200	296,594
Vodafone Group		96,808	253,048
			1,550,559
Utilities – 2.97%
American Water Works		800	23,824
Edison International		7,900	293,801
†GenOn Energy		150	457
National Grid		34,936	352,233
Progress Energy		6,300	307,440
			977,755
Total Common Stock (cost $22,748,965)			23,254,832

Convertible Preferred Stock – 2.38%
Consumer Cyclical – 0.09%
Goodyear Tire & Rubber 5.875% exercise price $18.21, expiration date 3/31/14		650	29,331
			29,331
Consumer Non-Cyclical – 0.36%
HealthSouth 6.50% exercise price $30.50, expiration date 12/31/49		116	118,349
			118,349
Energy – 0.90%
*Apache 6.00% exercise price $109.12, expiration date 8/1/13		600	34,866
#Chesapeake Energy 144A 5.75% exercise price $27.94, expiration date 12/31/49		72	95,220
El Paso Energy Capital Trust I 4.75% exercise price $41.59, expiration date 3/31/28		1,950	86,463
SandRidge Energy 8.50% exercise price $8.01, expiration date 12/31/49		670	78,893
			295,442
Insurance – 0.70%
Aspen Insurance Holdings 5.625% exercise price $29.28, expiration date 12/31/49		3,400	173,400
MetLife 5.00% exercise price $44.27, expiration date 9/11/13		880	57,596
			230,996
Technology – 0.33%
Lucent Technologies Capital Trust I 7.75% exercise price $24.80, expiration date 3/15/17		120	109,800
			109,800
Total Convertible Preferred Stock (cost $760,530)			783,918

		Principal
		Amounto
Convertible Bonds – 9.35%
Brokerage – 0.30%
Jefferies Group 3.875% exercise price $38.35, expiration date 11/1/29	USD	102,000	97,410
			97,410
Capital Goods – 1.00%
AAR
1.75% exercise price $29.27, expiration date 1/1/26		58,000	60,103
#144A 1.75% exercise price $29.27, expiration date 1/1/26		90,000	93,263
L-3 Communications Holdings 3.00% exercise price $97.79, expiration date 8/1/35		50,000	48,500

#Owens-Brockway Glass Container 144A 3.00% exercise price $47.47, expiration date 5/28/15	140,000	125,825
		327,691
Communications – 2.12%
#Alaska Communications Systems Group 144A 6.25% exercise price $10.28, expiration date 4/27/18	79,000	71,989
#Clearwire Communications 144A 8.25% exercise price $7.08, expiration date 11/30/40	54,000	38,205
*Leap Wireless International 4.50% exercise price $93.21, expiration date 7/15/14	116,000	103,095
Level 3 Communications 3.50% exercise price $5.46, expiration date 6/15/12	139,000	137,610
*NII Holdings 3.125% exercise price $118.32, expiration date 6/15/12	155,000	157,324
Rovi 2.625% exercise price $47.36, expiration date 2/10/40	57,000	70,680
SBA Communications 4.00% exercise price $30.38, expiration date 10/1/14	86,000	119,755
		698,658
Consumer Cyclical – 0.47%
ArvinMeritor 4.00% exercise price $26.73, expiration date 2/15/27	120,000	88,650
Pantry 3.00% exercise price $50.09, expiration date 11/15/12	65,000	65,163
		153,813
Consumer Non-Cyclical – 0.87%
*Alere 3.00% exercise price $43.98, expiration date 5/15/16	92,000	81,994
Dendreon 2.875% exercise price $51.24, expiration date 1/13/16	27,000	20,655
Medtronic 1.625% exercise price $54.00, expiration date 4/15/13	66,000	66,330
Mylan 3.75% exercise price $13.32, expiration date 9/10/15	38,000	64,980
NuVasive 2.75% exercise price $42.13, expiration date 6/30/17	54,000	50,760
		284,719
Energy – 0.07%
James River Coal 4.50% exercise price $25.78, expiration date 12/1/15	27,000	24,165
		24,165
Financials – 0.74%
#Ares Capital 144A 5.75% exercise price $19.13, expiration date 2/1/16	51,000	50,681
#BGC Partners 144A 4.50% exercise price $9.84, expiration date 7/13/16	30,000	27,600
Euronet Worldwide 3.50% exercise price $40.48, expiration date 10/15/25	165,000	165,207
		243,488
Healthcare – 0.42%
ΦHologic 2.00% exercise price $38.59, expiration date 12/15/37	145,000	138,113
		138,113
Industrials – 0.10%
#Altra 144A 2.75% exercise price $27.70, expiration date 2/27/31	38,000	32,965
		32,965
Real Estate – 0.69%
Health Care REIT 3.00% exercise price $51.16, expiration date 11/30/29	99,000	108,157
#Lexington Realty Trust 144A 6.00% exercise price $7.09, expiration date 1/11/30	53,000	63,998
National Retail Properties 5.125% exercise price $25.39, expiration date 6/15/28	48,000	55,740
		227,895
Services – 0.47%
Live Nation Entertainment 2.875% exercise price $27.14, expiration date 7/14/27	169,000	155,057
		155,057
Technology – 2.10%
Advanced Micro Devices
6.00% exercise price $28.08, expiration date 4/30/15	92,000	93,035
#144A 6.00% exercise price $28.08, expiration date 5/1/15	31,000	31,349
Alcatel-Lucent USA 2.875% exercise price $15.35, expiration date 6/15/25	39,000	37,294
#Ciena 144A 3.75% exercise price $20.17, expiration date 10/15/18	58,000	54,085
Equinix 4.75% exercise price $84.32, expiration date 6/15/16	42,000	56,385
Intel 3.25% exercise price $22.45, expiration date 8/1/39	51,000	58,841
Linear Technology 3.00% exercise price $44.11, expiration date 5/1/27	175,000	179,155
SanDisk 1.50% exercise price $52.37, expiration date 8/11/17	77,000	77,385
VeriSign 3.25% exercise price $34.37, expiration date 8/15/37	95,000	103,194
		690,723
Total Convertible Bonds (cost $3,073,786)		3,074,697
Corporate Bonds – 23.40%
Automobiles – 0.91%
*American Axle & Manufacturing 7.875% 3/1/17	45,000	43,875
ArvinMeritor 8.125% 9/15/15	35,000	33,163
*Dana Holding 6.75% 2/15/21	35,000	34,475
Ford Motor 7.45% 7/16/31	40,000	44,055
Ford Motor Credit 12.00% 5/15/15	50,000	60,398
*Goodyear Tire & Rubber 10.50% 5/15/16	6,000	6,593
#International Automotive Components Group 144A 9.125% 6/1/18	30,000	29,625
#Pinafore 144A 9.00% 10/1/18	45,000	47,925
		300,109
Banking – 0.85%
BAC Capital Trust VI 5.625% 3/8/35	75,000	59,551
•Fifth Third Capital Trust IV 6.50% 4/15/37	55,000	51,288
•#HBOS Capital Funding 144A 6.071% 6/29/49	55,000	37,675
•Regions Financial Trust II 6.625% 5/15/47	75,000	63,562
•SunTrust Capital VIII 6.10% 12/15/36	70,000	68,114
		280,190
Basic Industry – 3.16%
*AK Steel 7.625% 5/15/20	60,000	55,500
#Algoma Acquisition 144A 9.875% 6/15/15	55,000	47,025
#Appleton Papers 144A 10.50% 6/15/15	30,000	30,225
*Associated Materials 9.125% 11/1/17	35,000	30,975
#Building Materials Corporation of America 144A 6.75% 5/1/21	44,000	42,240

#Cemex Espana Luxembourg 144A 9.25% 5/12/20	70,000	57,399
#FMG Resources August 2006 144A
6.875% 2/1/18	25,000	24,875
7.00% 11/1/15	30,000	30,075
Headwaters 7.625% 4/1/19	45,000	38,700
Hexion US Finance 9.00% 11/15/20	25,000	21,938
Interface 7.625% 12/1/18	30,000	30,863
#International Wire Group Holdings 144A 9.75% 4/15/15	35,000	35,875
#James River Escrow 144A 7.875% 4/1/19	40,000	36,400
#JMC Steel Group 144A 8.25% 3/15/18	45,000	44,213
#Longview Fibre Paper & Packaging 144A 8.00% 6/1/16	45,000	44,775
#MacDermid 144A 9.50% 4/15/17	43,000	42,785
*#Masonite International 144A 8.25% 4/15/21	45,000	41,625
#Millar Western Forest Products 144A 8.50% 4/1/21	25,000	19,375
Momentive Performance Materials 9.00% 1/15/21	85,000	73,099
#Murray Energy 144A 10.25% 10/15/15	40,000	39,600
Norcraft 10.50% 12/15/15	50,000	48,000
#Nortek 144A 8.50% 4/15/21	45,000	38,700
*Ply Gem Industries 13.125% 7/15/14	45,000	45,225
Polypore International 7.50% 11/15/17	45,000	44,775
=@Port Townsend 12.431% 8/27/12	29,950	13,627
Ryerson
•7.629% 11/1/14	25,000	23,781
12.00% 11/1/15	35,000	36,094
		1,037,764
Capital Goods – 1.27%
Anixter 10.00% 3/15/14	15,000	17,138
Berry Plastics
9.75% 1/15/21	40,000	37,300
10.25% 3/1/16	30,000	27,525
#DAE Aviation Holdings 144A 11.25% 8/1/15	45,000	46,238
Kratos Defense & Security Solutions 10.00% 6/1/17	40,000	41,300
Manitowoc 9.50% 2/15/18	40,000	41,700
*Mueller Water Products 7.375% 6/1/17	45,000	39,825
Pregis 12.375% 10/15/13	43,000	39,775
#Reynolds Group Issuer 144A 9.875% 8/15/19	100,000	94,499
TriMas 9.75% 12/15/17	30,000	32,400
		417,700
Communications – 2.16%
#Clearwire Communications 144A
12.00% 12/1/15	63,000	59,534
*12.00% 12/1/17	45,000	37,463
*Cricket Communications 7.75% 10/15/20	45,000	40,163
#EH Holding 144A 7.625% 6/15/21	35,000	35,000
#Integra Telecom Holdings 144A 10.75% 4/15/16	35,000	35,088
Intelsat Bermuda
11.25% 2/4/17	115,000	111,837
PIK 11.50% 2/4/17	46,567	45,345
#Level 3 Communications 144A 11.875% 2/1/19	25,000	26,000
Level 3 Financing 10.00% 2/1/18	45,000	45,562
NII Capital 7.625% 4/1/21	20,000	20,500
PAETEC Holding 9.875% 12/1/18	30,000	32,100
Qwest 8.375% 5/1/16	20,000	22,900
Qwest Communications International 7.50% 2/15/14	15,000	15,225
*#Satmex Escrow 144A 9.50% 5/15/17	20,000	19,725
Sprint Capital 8.75% 3/15/32	40,000	41,200
Telesat Canada 12.50% 11/1/17	35,000	40,075
West 7.875% 1/15/19	45,000	43,200
Windstream
7.50% 4/1/23	30,000	29,175
7.875% 11/1/17	10,000	10,563
		710,655
Consumer Cyclical – 1.17%
#Brown Group 144A 7.125% 5/15/19	35,000	29,925
#Burlington Coat Factory Warehouse 144A 10.00% 2/15/19	70,000	65,625
*CKE Restaurants 11.375% 7/15/18	36,000	38,475
Dave & Buster's 11.00% 6/1/18	50,000	52,250
DineEquity 9.50% 10/30/18	40,000	41,700
Express 8.75% 3/1/18	25,000	26,500
#Icon Health & Fitness 144A 11.875% 10/15/16	25,000	23,875
#Needle Merger Sub 144A 8.125% 3/15/19	35,000	32,725
OSI Restaurant Partners 10.00% 6/15/15	40,000	41,200
#Sealy Mattress 144A 10.875% 4/15/16	10,000	10,950
Tops Holdings 10.125% 10/15/15	20,000	20,250
		383,475
Consumer Non-Cyclical – 1.04%
#Armored Autogroup 144A 9.25% 11/1/18	45,000	39,825
#Blue Merger Sub 144A 7.625% 2/15/19	45,000	44,888
#Bumble Bee Acquisition 144A 9.00% 12/15/17	30,000	29,250
Cott Beverages 8.375% 11/15/17	15,000	15,638
*Dean Foods 7.00% 6/1/16	45,000	42,975
NBTY 9.00% 10/1/18	55,000	58,024
*Pinnacle Foods Finance 10.625% 4/1/17	40,000	41,600

*Visant 10.00% 10/1/17	25,000	24,500
#Viskase 144A 9.875% 1/15/18	45,000	45,675
		342,375
Energy – 3.09%
American Petroleum Tankers Parent 10.25% 5/1/15	36,000	36,045
Antero Resources Finance 9.375% 12/1/17	40,000	42,600
Aquilex Holdings 11.125% 12/15/16	40,000	23,400
#Calumet Specialty Products Partners 144A 9.375% 5/1/19	45,000	43,650
Chaparral Energy 8.25% 9/1/21	65,000	62,399
Chesapeake Energy
6.625% 8/15/20	35,000	36,750
*6.875% 11/15/20	5,000	5,300
Comstock Resources 7.75% 4/1/19	45,000	45,056
Copano Energy 7.75% 6/1/18	30,000	30,675
Crosstex Energy 8.875% 2/15/18	35,000	36,400
#Helix Energy Solutions Group 144A 9.50% 1/15/16	55,000	56,375
#Hercules Offshore 144A 10.50% 10/15/17	40,000	39,600
#Hilcorp Energy I 144A 8.00% 2/15/20	45,000	47,025
Holly 9.875% 6/15/17	35,000	38,500
#Inergy 144A 6.875% 8/1/21	25,000	24,031
#Laredo Petroleum 144A 9.50% 2/15/19	50,000	53,125
Linn Energy
8.625% 4/15/20	40,000	43,000
#144A 6.50% 5/15/19	5,000	4,788
#NFR Energy 144A 9.75% 2/15/17	70,000	62,650
#Oasis Petroleum 144A 7.25% 2/1/19	35,000	34,388
Offshore Group Investments
11.50% 8/1/15	30,000	32,100
#144A 11.50% 8/1/15	5,000	5,350
PetroHawk Energy 7.25% 8/15/18	45,000	52,706
Petroleum Development 12.00% 2/15/18	40,000	43,000
Pioneer Drilling 9.875% 3/15/18	40,000	42,000
Quicksilver Resources 7.125% 4/1/16	31,000	29,450
SandRidge Energy
8.75% 1/15/20	10,000	10,100
#144A 7.50% 3/15/21	35,000	34,169
		1,014,632
Financials – 0.62%
E Trade Financial PIK 12.50% 11/30/17	36,000	41,580
•#ILFC E-Capital Trust II 144A 6.25% 12/21/65	100,000	78,500
Nuveen Investments
10.50% 11/15/15	67,000	64,990
#144A 10.50% 11/15/15	20,000	19,200
		204,270
Healthcare – 1.57%
Accellent 10.00% 11/1/17	25,000	23,750
#AMGH Merger Sub 144A 9.25% 11/1/18	40,000	40,700
Community Health Systems 8.875% 7/15/15	40,000	40,650
#DJO Finance 144A 9.75% 10/15/17	65,000	60,287
#HCA Holdings 144A 7.75% 5/15/21	40,000	39,600
*HealthSouth 7.75% 9/15/22	10,000	10,050
#inVentiv Health 144A 10.00% 8/15/18	40,000	36,300
Lantheus Medical Imaging 9.75% 5/15/17	55,000	52,388
LVB Acquisition 11.625% 10/15/17	45,000	48,375
#Multiplan 144A 9.875% 9/1/18	50,000	51,000
*Radiation Therapy Services 9.875% 4/15/17	45,000	41,850
Radnet Management 10.375% 4/1/18	35,000	34,738
#STHI Holding 144A 8.00% 3/15/18	40,000	38,200
		517,888
Insurance – 0.69%
•American International Group 8.175% 5/15/58	55,000	54,810
•Genworth Financial 6.15% 11/15/66	27,000	16,335
•ING Groep 5.775% 12/29/49	55,000	46,475
•#Liberty Mutual Group 144A 7.00% 3/15/37	50,000	45,982
•XL Group 6.50% 12/31/49	70,000	62,475
		226,077
Media – 1.43%
Affinion Group 7.875% 12/15/18	55,000	48,949
#AMC Networks 144A 7.75% 7/15/21	45,000	46,687
*#AMO Escrow 144A 11.50% 12/15/17	18,000	17,415
*Cablevision Systems 8.00% 4/15/20	20,000	21,050
CCO Holdings
8.125% 4/30/20	55,000	58,437
#144A 7.00% 1/15/19	5,000	5,038
Clear Channel Communications 9.00% 3/1/21	45,000	36,450
Entravision Communications 8.75% 8/1/17	25,000	24,500
MDC Partners
11.00% 11/1/16	40,000	43,250
#144A 11.00% 11/1/16	15,000	16,069
Nexstar Broadcasting 8.875% 4/15/17	40,000	41,200
#Sinclair Television Group 144A 9.25% 11/1/17	30,000	32,100
Videotron 9.125% 4/15/18	15,000	16,463
WMG Acquisition 9.50% 6/15/16	25,000	25,625

#XM Satellite Radio 144A 7.625% 11/1/18		35,000	35,963
			469,196
Services – 2.71%
ARAMARK 8.50% 2/1/15		23,000	23,863
*•#ARAMARK Holdings PIK 144A 8.625% 5/1/16		45,000	45,338
Beazer Homes USA
9.125% 6/15/18		15,000	10,481
9.125% 5/15/19		50,000	34,625
Cardtronics 8.25% 9/1/18		20,000	21,100
Casella Waste Systems
11.00% 7/15/14		10,000	10,763
#144A 7.75% 2/15/19		45,000	43,537
*#Delta Air Lines 144A 12.25% 3/15/15		35,000	37,188
#Equinox Holdings 144A 9.50% 2/1/16		40,000	42,500
Harrah's Operating 10.00% 12/15/18		100,000	78,999
Kansas City Southern de Mexico 8.00% 2/1/18		40,000	43,200
M/I Homes 8.625% 11/15/18		65,000	60,288
*Marina District Finance 9.875% 8/15/18		20,000	19,300
MGM Resorts International 11.375% 3/1/18		115,000	125,062
*Pinnacle Entertainment 8.75% 5/15/20		45,000	45,450
PHH 9.25% 3/1/16		40,000	41,700
RSC Equipment Rental
8.25% 2/1/21		25,000	23,438
10.25% 11/15/19		20,000	20,650
#Seven Seas Cruises 144A 9.125% 5/15/19		45,000	44,775
Standard Pacific 10.75% 9/15/16		15,000	14,925
Swift Services Holdings 10.00% 11/15/18		15,000	15,225
#Swift Transportation 144A 12.50% 5/15/17		25,000	25,250
#United Air Lines 144A 12.00% 11/1/13		60,000	62,400
			890,057
Technology – 1.87%
*Advanced Micro Devices 7.75% 8/1/20		65,000	66,300
Aspect Software 10.625% 5/15/17		40,000	41,400
Avaya
9.75% 11/1/15		5,000	4,275
PIK 10.125% 11/1/15		10,000	8,688
#144A 7.00% 4/1/19		90,000	81,450
#Buccaneer Merger Sub 144A 9.125% 1/15/19		40,000	40,200
First Data
9.875% 9/24/15		55,000	50,600
*11.25% 3/31/16		45,000	38,025
*GXS Worldwide 9.75% 6/15/15		45,000	44,325
#iGate 144A 9.00% 5/1/16		40,000	38,000
MagnaChip Semiconductor 10.50% 4/15/18		30,000	31,350
#MedAssets 144A 8.00% 11/15/18		20,000	19,400
#Seagate HDD Cayman 144A 7.75% 12/15/18		45,000	44,888
SunGard Data Systems 10.25% 8/15/15		21,000	21,473
#Telcordia Technologies 144A 11.00% 5/1/18		70,000	86,274
			616,648
Utilities – 0.86%
AES 8.00% 6/1/20		20,000	21,100
#Calpine 144A
7.50% 2/15/21		25,000	25,375
7.875% 1/15/23		15,000	15,319
Elwood Energy 8.159% 7/5/26		70,510	69,893
*GenOn Energy 9.50% 10/15/18		30,000	30,150
*Mirant Americas 8.50% 10/1/21		100,000	95,501
•Puget Sound Energy 6.974% 6/1/67		25,000	25,332
			282,670
Total Corporate Bonds (cost $7,823,902)			7,693,706
Regional Bonds – 3.14%Δ
Australia – 2.34%
New South Wales Treasury 6.00% 5/1/20	AUD	675,000	771,185
			771,185
Canada – 0.80%
Province of Quebec 4.50% 12/1/20	CAD	235,000	262,277
			262,277
Total Regional Bonds (cost $912,393)			1,033,462

«Senior Secured Loans – 0.30%
Brock Holdings III 10.00% 2/15/18	USD	15,000	13,800
PQ 6.69% 7/30/15		45,000	41,175
Texas Competitive Electric Holdings 3.686% 10/10/14		55,000	42,075
Total Senior Secured Loans (cost $100,713)			97,050
Sovereign Bonds – 16.35%Δ
Belgium – 1.07%
Belgium Government 4.25% 9/28/21	EUR	239,800	350,819
			350,819
Canada – 1.57%
Canadian Government
3.75% 6/1/19	CAD	355,000	403,200
4.00% 6/1/41	CAD	95,000	114,644

			517,844
France – 0.89%
France O.A.T 3.75% 4/25/21	EUR	188,000	291,713
			291,713
Germany – 7.40%
Deutschland Republic 2.25% 9/4/20	EUR	1,669,000	2,434,360
			2,434,360
Malaysia – 0.29%
Malaysia Government 4.262% 9/15/16	MYR	275,000	95,935
			95,935
Mexico – 0.34%
Mexican Bonos 8.50% 12/13/18	MXN	1,166,800	111,144
			111,144
New Zealand – 0.52%
New Zealand Government 6.00% 5/15/21	NZD	180,000	170,770
			170,770
Norway – 1.90%
Norway Government
3.75% 5/25/21	NOK	2,266,000	453,991
4.50% 5/22/19	NOK	807,000	169,596
			623,587
Poland – 0.39%
Poland Government 5.50% 10/25/19	PLN	194,000	67,519
Poland Government International 5.125% 4/21/21	USD	58,000	60,465
			127,984
Sweden – 1.36%
Sweden Government 5.00% 12/1/20	SEK	2,290,000	448,631
			448,631
United Kingdom – 0.62%
United Kingdom Gilt 4.75% 3/7/20	GBP	106,200	203,111
			203,111
Total Sovereign Bonds (cost $4,883,456)			5,375,898

		Number of
		Shares
Limited Partnership – 0.13%
Brookfield Infrastructure Partners		1,600	42,416
Total Limited Partnership (cost $30,407)			42,416

Preferred Stock – 0.77%
@Cogdell Spencer 8.50%		5,100	125,919
•GMAC Capital Trust I 8.125%		5,000	106,750
†=Port Townsend		20	0
†W2007 Grace Acquisitions I 8.757%		10,000	20,125
Total Preferred Stock (cost $522,300)			252,794

Warrant – 0.00%
∏@†=Port Townsend		20	0
Total Warrant (cost $480)			0

		Principal
		Amount
Short-Term Investments – 4.15%
≠Discount Note – 0.22%
Federal Home Loan Bank 0.001% 9/1/11	USD	72,339	72,339
			72,339
Repurchase Agreements – 3.93%
BNP Paribas 0.05%, dated 8/31/11, to be
repurchased on 9/1/11, repurchase price $1,291,664
(collateralized by U.S. government obligations
0.50%-6.125% 5/31/13-8/15/29, market value $1,317,495)		1,291,662	1,291,662
			1,291,662
Total Short-Term Investments (cost $1,364,001)			1,364,001

Total Value of Securities Before Securities Lending Collateral – 130.71%
(cost $42,220,933)			42,972,774

		Number of
		Shares
Securities Lending Collateral** – 9.40%
Investment Companies
BNY Mellon SL DBT II Liquidating Fund		3,049,523	3,049,523
Delaware Investments Collateral Fund No.1		41,100	39,481
@†Mellon GSL Reinvestment Trust II		74,168	0
Total Securities Lending Collateral (cost $3,164,791)			3,089,004

Total Value of Securities – 140.11%
(cost $45,385,724)			46,061,778	©
Obligation to Return Securities Lending Collateral** – (9.63%)			(3,164,791)
Borrowing Under Line of Credit – (32.62%)			(10,725,000)
Receivables and Other Assets Net of Other Liabilities – 2.14%			703,956
Net Assets Applicable to 4,789,889 Shares Outstanding – 100.00%			$32,875,943

°Principal amount is stated in the currency in which each security is denominated.

AUD – Australian Dollar
CAD – Canadian Dollar
CHF – Swiss Franc
EUR – European Monetary Unit
GBP – British Pound Sterling
JPY – Japanese Yen
KRW – South Korean Won
MXN – Mexican Peso
MYR – Malaysian Ringgit
NOK – Norwegian Kroner
NZD – New Zealand Dollar
PLN – Polish Zloty
SEK – Swedish Krona
USD – United States Dollar

=Security is being fair valued in accordance with the Fund’s fair valuation policy. At August 31, 2011, the aggregate amount of fair valued securities was $13,628, which represented 0.04% of the Fund’s net assets. See Note 1 in "Notes."
†Non income producing security.
•Variable rate security. The rate shown is the rate as of August 31, 2011. Interest rates reset periodically.
ΦStep coupon bond. Coupon increases or decreases periodically based on a predetermined schedule. Stated rate in effect at August 31, 2011.
∏Restricted Security. These investments are in securities not registered under the Securities Act of 1933, as amended, and have certain restrictions on resale which may limit their liquidity. At August 31, 2011, the aggregate amount of the restricted securities was $1, which represented 0.00% of the Fund's net assets. See Note 6 in “Notes.”
@Illiquid security. At August 31, 2011, the aggregate amount of illiquid securities was $177,160, which represented 0.54% of the Fund’s net assets. See Note 6 in “Notes.”
#Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At August 31, 2011, the aggregate amount of Rule 144A securities was $3,671,963, which represented 11.17% of the Fund’s net assets. See Note 6 in “Notes.”
«Senior Secured Loans generally pay interest at rates which are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally: (i) the prime rate offered by one or more United States banks, (ii) the lending rate offered by one or more European banks such as the London Inter-Bank Offered Rate (LIBOR), and (iii) the certificate of deposit rate. Senior Secured Loans may be subject to restrictions on resale. Stated rate in effect at August 31, 2011.
ΔSecurities have been classified by country of origin.
*Fully or partially on loan.
**See Note 5 in “Notes.”
©Includes $3,066,023 of securities loaned.
≠The rate shown is the effective yield at the time of purchase.

The following foreign currency exchange contracts were outstanding at August 31, 2011:1

Foreign Currency Exchange Contracts

						Unrealized
	Contracts to		In Exchange		Settlement	Appreciation
Counterparty	Receive (Deliver)		For		Date	(Depreciation)
BAML	AUD	131,055	USD	(136,993)	9/30/11	$2,598
BCLY	AUD	(131,055)	USD	136,959	9/30/11	(2,631)
BCLY	JPY	11,320,995	USD	(146,805)	9/30/11	1,053
CITI	NZD	(57,994)	USD	48,111	9/30/11	(1,232)
GSC	GBP	140,467	USD	(229,793)	9/30/11	(1,815)
HSBC	EUR	(161,946)	USD	233,921	9/30/11	1,336
HSBC	NOK	(206,786)	USD	38,268	9/30/11	(209)
JPMC	EUR	(900,916)	USD	1,297,319	9/30/11	3,429
MNB	GBP	8,451	USD	(13,794)	9/1/11	(74)
MNB	GBP	441	USD	(720)	9/2/11	(4)
MSC	AUD	(43,429)	USD	45,288	9/30/11	(969)
MSC	CHF	297,666	USD	(374,415)	9/30/11	(4,662)
MSC	EUR	(1,590,337)	USD	2,290,205	9/30/11	6,173
MSC	KRW	49,345,300	USD	(45,383)	9/30/11	857
MSC	SEK	596,674	USD	(94,306)	9/30/11	(388)
						$3,462

The use of foreign currency exchange contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional values presented above represent the Fund’s (as defined below) total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

1See Note 4 in “Notes.”

Summary of Abbreviations:
ADR – American Depositary Receipt
BAML – Bank of America Merrill Lynch
BCLY – Barclays Bank
CITI – Citigroup Global Markets
GSC – Goldman Sachs Capital
FDR – Fiduciary Depositary Receipts
HSBC – Hong Kong Shanghai Bank
JPMC – JPMorgan Chase Bank
MNB – Mellon National Bank
MSC – Morgan Stanley Capital
NVDR – Non-Voting Depositary Receipt

O.A.T. – Obligations Assimilables du Tresor
PIK – Pay-in-kind
REIT – Real Estate Investment Trust

Notes

1. Significant Accounting Policies
The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by Delaware Investments® Global Dividend and Income Fund, Inc. (Fund). This report covers the period of time since the Fund’s last fiscal year end.

Security Valuation – Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and the ask prices will be used. Securities listed on a foreign exchange are valued at the last quoted sales price on the valuation date. U.S. government and agency securities are valued at the mean between the bid and ask prices. Short-term debt securities are valued at market value. Other debt securities are valued based upon valuations provided by an independent pricing service or broker. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Investment company securities are valued at net asset value per share. Foreign currency exchange contracts are valued at the mean between the bid and ask prices. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Exchange-traded options are valued at the last reported sale price or, if no sales are reported, at the mean between the last reported bid and ask prices. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Directors (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities generally as of 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may frequently value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal Income Taxes – No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (November 30, 2007 – November 30, 2010), and has concluded that no provision for federal income tax is required in the Fund’s financial statements.

Repurchase Agreements – The Fund may purchase certain U.S. government securities subject to the counterparty's agreement to repurchase them at an agreed upon date and price. The counterparty will be required on a daily basis to maintain the value of the collateral subject to the agreement at not less than the repurchase price (including accrued interest). The agreements are conditioned upon the collateral being deposited under the Federal Reserve book-entry system with the Fund's custodian or a third party sub-custodian. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. All open repurchase agreements were entered into on August 31, 2011.

Distributions – The Fund has implemented a managed distribution policy. Under the policy, the Fund is managed with a goal of generating as much of the distribution as possible from net investment income and short-term capital gains. The balance of the distribution will then come from long-term capital gains to the extent permitted, and if necessary, a return of capital. Even though the Fund may realize current year capital gains, such gains may be offset, in whole or in part, by the Fund’s capital loss carryovers from prior years. For federal income tax purposes, the effect of such capital loss carryovers may be to convert (to the extent of such current year gains) what would otherwise be returns of capital into distributions taxable as ordinary income. This tax effect can occur during times of extended market volatility. Under the Regulated Investment Company Modernization Act of 2010, this tax effect attributable to the Fund’s capital loss carryovers (the conversion of returns of capital into distributions taxable as ordinary income) will no longer apply to net capital losses of the Fund arising in Fund tax years beginning after November 30, 2011. The actual determination of the source of the Fund’s distributions can be made only at year-end. Shareholders should receive written notification regarding the actual components and tax treatments of all Fund distributions for the calendar year 2011 or in early 2012.

Foreign Currency Transactions – Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date in accordance with the Fund's prospectus. The value of all assets and liabilities denominated in foreign currencies is translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund generally isolates that portion of realized gains and losses on investments in debt securities which are due to changes in foreign exchange rates from that which are due to changes in market prices of debt securities. For foreign equity securities, these changes are included in net realized and unrealized gain or loss on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates – The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other – Expenses directly attributable to the Fund are charged directly to the Fund. Other expenses common to various funds within the Delaware Investments® Family of Funds are generally allocated amongst such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Taxable non-cash dividends are recorded as dividend income. Discounts and premiums on non-convertible bonds are amortized to interest income over the lives of the respective securities. Distributions received from investments in Real Estate Investment Trusts (REITs) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all non-rebatable tax withholdings. Withholding taxes on foreign dividends and interest have been recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

2. Investments
At August 31, 2011, the cost of investments for federal income tax purposes has been estimated since final tax characteristics cannot be determined until fiscal year end. At August 31, 2011, the cost of investments and unrealized appreciation (depreciation) for the Fund were as follows:

Cost of investments	$45,687,702
Aggregate unrealized appreciation	$4,163,584
Aggregate unrealized depreciation	(3,789,508)
Net unrealized appreciation	$374,076

For federal income tax purposes, at November 30, 2010, capital loss carryforward of $8,972,905 may be carried forward and applied against future capital gains. Such capital loss carryforwards will expire as follows: $4,544,136 expires in 2016 and $4,428,769 expires in 2017.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the Act) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes are generally effective for taxable years beginning after the date of enactment. Under the Act, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under previous regulation.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1 - inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2 - other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3 - inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., broker-quoted securities, fair valued securities)

The following table summarizes the valuation of the Fund's investments by fair value hierarchy levels as of August 31, 2011:

	Level 1	Level 2	Level 3	Total
Common Stock	$23,254,831	$-	$1	$23,254,832
Corporate Debt	-	11,635,744	13,627	11,649,371
Foreign Debt	-	6,409,360	-	6,409,360
Short-Term Investment	1,291,662	72,339	-	1,364,001
Securities Lending Collateral	-	3,089,004	-	3,089,004
Other	275,085	20,125	-	295,210
Total	$24,821,578	$21,226,572	$13,628	$46,061,778

Foreign Currency Exchange Contracts	$-	$3,642	$-	$3,642

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	Common	Corporate
	Stock	Debt	Other	Total
Balance as of 11/30/10	$1	$82,256	$7,000	$89,257
Sales	(591)	(61,376)	-	(61,967)
Net realized gain	-	376	-	376
Transfers out of Level 3	-	-	(250,000)	(250,000)
Net change in unrealized
appreciation/depreciation	591	(7,629)	243,000	235,962
Balance as of 8/31/11	$1	$13,627	$-	$13,628

Net change in unrealized
appreciation/depreciation from
investments still held as of 8/31/11	$591	$(7,624)	243,000	$235,967

During the period ended August 31, 2011, transfers out of Level 3 investments into Level 2 investments were made in the amount of $250,000 for the Fund. This was due to the Fund's pricing vendor being able to supply a matrix price for an investment that had been utilizing a broker quoted price. During the period ended August 31, 2011, there were no transfers between Level 1 investments and Level 2 investments that had a material impact to the Fund. This does not include transfers between Level 1 investments and Level 2 investments due to the Fund utilizing international fair value pricing during the year.

3. Line of Credit
For the period ended August 31, 2011, the Fund borrowed money pursuant to a $17,000,000 Credit Agreement with The Bank of New York Mellon (BNY Mellon) that expires on November 28, 2011. Depending on market conditions, the amount borrowed by the Fund pursuant to the Credit Agreement may be reduced or possibly increased in the future.

At August 31, 2011, the par value of loans outstanding was $10,725,000 at a variable interest rate of 1.33%. During the period ended August 31, 2011, the average daily balance of loans outstanding was $10,725,000 at a weighted average interest rate of approximately 1.39%. Interest on borrowings is based on a variable short-term rate plus an applicable margin. The commitment fee is computed at a rate of 0.25% per annum on the unused balance. The loan is collateralized by the Fund’s portfolio.

4. Derivatives
U.S. GAAP requires enhanced disclosures that enable investors to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity's results of operations and financial position.

Foreign Currency Exchange Contracts – The Fund may enter into foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The Fund's maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. The risk is generally mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund's exposure to the counterparty.

Options Contracts – During the period ended August 31, 2011, the Fund entered into options contracts in the normal course of pursuing its investment objective. The Fund may buy or write options contracts for any number of reasons, including without limitation: to manage the Fund's exposure to changes in securities prices and foreign currencies; to earn income as an efficient means of adjusting the Fund's overall exposure to certain markets; to protect the value of portfolio securities; and as a cash management tool. The Fund may buy or write call or put options on securities, financial indices, and foreign currencies. When the Fund buys an option, a premium is paid and an asset is recorded and adjusted on a daily basis to reflect the current market value of the options purchased. When the Fund writes an option, a premium is received and a liability is recorded and adjusted on a daily basis to reflect the current market value of the options written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is treated as realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has a realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. When writing options, the Fund is subject to minimal counterparty risk because the counterparty is only obligated to pay premiums and does not bear the market risk of an unfavorable market change.

Transactions in written options during the period ended August 31, 2011 for the Fund were as follows:

	Number of contracts	Premium
Options outstanding at November 30, 2010	-	$-
Options written	448	16,061
Options expired	(428)	(13,645)
Options terminated in closing purchase transactions	(20)	(2,416)
Options outstanding at August 31, 2011	-	$-

5. Securities Lending
The Fund, along with other funds in the Delaware Investments® Family of Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with BNY Mellon. At the time a security is loaned, the borrower must post collateral equal to the required percentage of the market value of the loaned security, including any accrued interest. The required percentage is: (i) 102% with respect to U.S. securities and foreign securities that are denominated and payable in U.S. dollars; and (ii) 105% with respect to foreign securities. With respect to each loan, if on any business day the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day which, together with the collateral already held, will be not less than the applicable initial collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable initial collateral requirement, upon the request of the borrower, BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable initial collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security may be temporarily more or less than the value of the security on loan.

Cash collateral received is generally invested in the Delaware Investments Collateral Fund No. 1 (Collective Trust) established by BNY Mellon for the purpose of investment on behalf of funds managed by Delaware Management Company (DMC), a series of Delaware Management Business Trust, that participate in BNY Mellon’s securities lending program. The Collective Trust may invest in U.S. government securities and high quality corporate debt, asset-backed and other money market securities and in repurchase agreements collateralized by such securities, provided that the Collective Trust will generally have a dollar-weighted average portfolio maturity of 60 days or less. The Collective Trust seeks to maintain a net asset value per unit of $1.00, but there can be no assurance that it will always be able to do so. The Fund may incur investment losses as a result of investing securities lending collateral in the Collective Trust or another collateral investment pool. This could occur if an investment in a collateral investment pool defaulted or if it were necessary to liquidate assets in the collateral investment pool to meet returns on outstanding security loans at a time when the collateral investment pool’s net asset value per unit was less than $1.00. Under those circumstances, the Fund may not receive an amount from the collateral investment pool that is equal in amount to the collateral the Fund would be required to return to the borrower of the securities and the Fund would be required to make up this shortfall. Effective April 20, 2009, BNY Mellon transferred the assets of the Fund’s previous collateral investment pool other than cash and assets with a maturity of one business day or less to the BNY Mellon SL DBT II Liquidating Fund (Liquidating Fund), effectively bifurcating the previous collateral investment pool. The Fund’s exposure to the Liquidating Fund is expected to decrease as the Liquidating Fund’s assets mature or are sold. In October 2008, BNY Mellon transferred certain distressed securities from the previous collateral investment pool into the Mellon GSL Reinvestment Trust II. The Fund can also accept U.S. government securities and letters of credit (non-cash collateral) in connection with securities loans. In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund, or at the discretion of the lending agent, replace the loaned securities. The Fund continues to record dividends or interest, as applicable, on the securities loaned and is subject to change in value of the securities loaned that may occur during the term of the loan. The Fund has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Fund receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Fund, the security lending agent and the borrower. The Fund records security lending income net of allocations to the security lending agent and the borrower.

At August 31, 2011, the value of securities on loan was $3,066,023, for which cash collateral was received and invested in accordance with the Lending Agreement. At August 31, 2011, the value of invested collateral was $3,089,004. These investments are presented on the schedule of investments under the caption "Securities Lending Collateral".

6. Credit and Market Risk
The Fund borrows through its line of credit for purposes of leveraging. Leveraging may result in higher degrees of volatility because the Fund’s net asset value could be subject to fluctuations in short-term interest rates and changes in market value of portfolio securities attributable to the leverage.

Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.

The Fund invests in REITs and is subject to the risks associated with that industry. If the Fund holds real estate directly as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company may be jeopardized. There were no direct real estate holdings during the period ended August 31, 2011. The Fund's REIT holdings are also affected by interest rate changes, particularly if the REITs it holds use floating rate debt to finance their ongoing operations.

The Fund invests a portion of its assets in high yield fixed income securities, which carry ratings of BB or lower by Standard & Poor’s Rating and/or Ba or lower by Moody’s Investors Services. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

The Fund may invest up to 10% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund’s Board has delegated to DMC the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund’s limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s 10% limit on investments in illiquid securities. Rule 144A and illiquid securities have been identified on the schedule of investments.

7. Subsequent Events
Other than the reorganization noted below, Management has determined that no material events or transactions occurred subsequent to August 31, 2011 that would require recognition or disclosure in the Fund's schedule of investments.

On September 21, 2011, the Board of Directors of Delaware Investments Global Dividend and Income Fund, Inc. (“DGF”) and the Board of Trustees of Delaware Enhanced Global Dividend and Income Fund (“DEX”) announced the final results of voting at a Joint Special Meeting of Shareholders. Shareholders of each Fund approved an Agreement and Plan of Reorganization providing for (i) the acquisition by DEX of substantially all of the assets and certain of the liabilities of DGF, in exchange for newly issued common shares of DEX; (ii) the distribution of such newly issued common shares of DEX to holders of common shares of DGF; and (iii) the dissolution of DGF thereafter. This transaction was consummated at the close of business on October 21, 2011.

Item 2. Controls and Procedures.

     The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of the filing of this report and have concluded that they are effective in providing reasonable assurance that the information required to be disclosed by the registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

     There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

     File as exhibits as part of this Form a separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)), exactly as set forth below: